Exhibit 10.1
AMENDMENT NO. 4 TO AMENDED AND RESTATED LOAN AGREEMENT
     This AMENDMENT NO. 4 AMENDED AND RESTATED LOAN AGREEMENT (this “Agreement”) is entered and effective as of March 31, 2009, by and among Layne Christensen Company, a Delaware corporation (“Borrower”) and Bank of America, N.A. (as successor to LaSalle Bank National Association) (“Bank of America”), as Administrative Agent (“Administrative Agent”), and Bank of America and the other lenders a party hereto comprising the Required Lenders.
Recitals:
A.	Borrower, Administrative Agent and Lenders are party to that certain Amended and Restated Loan Agreement dated as of September 28, 2005, as amended by Amendment No. 1 to Amended and Restated Loan Agreement, dated as of June 16, 2006, as amended by Amendment No. 2 to Amended and Restated Loan Agreement, dated as of November 20, 2006, as amended by Amendment No. 3 to Amended and Restated Loan Agreement, dated as of October 15, 2007 but effective as of August 28, 2007 (as amended from time to time, the “Loan Agreement”).

B.	Administrative Agent, the Required Lenders and Borrower have agreed to the provisions set forth herein on the terms and conditions contained herein.
Agreement
     Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Borrower, Administrative Agent and the Required Lenders hereby agree as follows:
1. Definitions. All references to the “Agreement” or the “Loan Agreement” in the Loan Agreement, any of the other Loan Documents, and in this Agreement shall be deemed to be references to the Loan Agreement as it may be amended, restated, extended, renewed, replaced, or otherwise modified from time to time. Capitalized terms used and not otherwise defined herein have the meanings given them in the Loan Agreement.
2. Effectiveness of Agreement. This Agreement shall become effective as of the date first written above, but only if this Agreement has been executed by Borrower, Administrative Agent and the Required Lenders, and only if all of the documents listed on Exhibit A to this Agreement have been delivered and, as applicable, executed, each in form and substance satisfactory to Administrative Agent and the Required Lenders.
3. Amendment. For all periods from and after the date of this Agreement, the Loan Agreement is amended as follows:
     3.1. Accounting Terms.
Section 2.5 of the Loan Agreement is deleted and replaced with the following:
“2.5. Accounting Terms. Unless the context otherwise requires, accounting terms herein that are not defined herein shall be determined under GAAP. All financial measurements contemplated hereunder respecting Borrower shall be made and calculated for Borrower and all of its now existing or later acquired, created or organized Subsidiaries, if any, on a consolidated and consolidating basis in accordance with GAAP unless expressly provided otherwise herein.

For all purposes of this Agreement, including, without limitation, calculating Total Funded Indebtedness, Priority Indebtedness, Indebtedness and all defined terms in Section 14 of this Agreement, and for purposes of determining compliance with the covenants contained in Section 14 of this Agreement, any election by the Borrower to measure an item of Indebtedness using fair value (as permitted by Statement of Financial Accounting Standards No. 159 or any similar accounting standard, as amended or replaced from time to time) shall be disregarded, and such calculation or determination shall be made as if any such election had not been made.”
     3.2. Indebtedness.  Section 13.2.6 of the Loan Agreement is deleted and replaced with the following:
“13.2.6. Indebtedness, including the Seller Earn Out and Hedge Obligations, disclosed on section 10.18 of the Disclosure Schedule, provided, however, the Indebtedness (other than Hedge Obligations (including new Hedge Obligations and increases thereof subject to the next sentence) and Indebtedness (including new Indebtedness and increases thereof) permitted by the terms of Section 13.1.6) disclosed thereon may not be increased above the amounts existing on the Effective Date. Notwithstanding the foregoing, the Borrower shall not, and shall not permit any Subsidiary to, enter into or be bound by any Hedging Obligations with respect to commodities other than Hedging Obligations by the Borrower or a Subsidiary Guarantor with respect to PDP Reserves of the Borrower and its Subsidiaries; provided that the notional volumes for all such Hedging Obligations permitted by this sentence shall not at any time exceed (I) for the period from and including April 1, 2009 through and including April 30, 2010, 125% of the reasonably anticipated projected production over the following 12-month period from PDP Reserves of the Borrower and its Subsidiaries, and (II) for all other periods, 75% of the reasonably anticipated projected production over the following 12-month period from PDP Reserves of the Borrower and its Subsidiaries. For purposes of this paragraph, “PDP Reserves” shall mean “proved developed producing reserves” as defined by the Board of Directors of the Society for Petroleum Engineers (SPE) Inc.”
4. Representations and Warranties of Borrower. Borrower hereby represents and warrants to Administrative Agent and the Lenders that (i) Borrower’s execution of this Agreement has been duly authorized by all requisite action of Borrower; (ii) no consents are necessary from any third parties for Borrower’s execution, delivery or performance of this Agreement, (iii) this Agreement, the Loan Agreement, and each of the other Loan Documents, constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except to the extent that the enforceability thereof against Borrower may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors rights generally or by equity principles of general application, (iv) all of the representations and warranties contained in Section 10 of the Loan Agreement are true and correct with the same force and effect as if made on and as of the date of this Agreement, (v) after giving effect to this Agreement, there is no Existing Default, (vi) since September 28, 2005, there has been no change in the financial condition or business operations of Borrower or any other Covered Person which could reasonably be expected to result in a Material Adverse Effect, (vii) there are no proceedings of any kind, pending or threatened against Borrower or any other Covered Person, which could reasonably be expected to result in a Material Adverse Effect, and (viii) there are no Security Interests with respect to the Borrower or its assets, except for Permitted Security Interests.
5. Effect of Agreement. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement, any of the other Loan Documents or any existing Default or Event of Default, nor, except as set forth in Section 3 above, be or be construed or deemed to be, an amendment or modification of any provision of the Loan Agreement or the other Loan Documents.
6. Reaffirmation. Borrower hereby represents, warrants, acknowledges and confirms that (i) the Loan Agreement and the other Loan Documents remain in full force and effect, (ii) Borrower has no defenses to its obligations under the Loan Agreement and the other Loan Documents, and (iii) Borrower has no claim against Administrative Agent or any Lender arising from or in connection with the Loan Agreement or the other Loan Documents and hereby waives, releases and discharges forever any claims the Borrower may have against Administrative Agent or any Lender arising on or prior to the date hereof.
7. Governing Law.  This Agreement shall be governed by and construed under the laws of the State of Illinois without giving effect to choice or conflicts of law principles thereunder.
8. Section Titles.  The section titles in this Agreement are for convenience of reference only and shall not be construed so as to modify any provisions of this Agreement.
9. Counterparts; Facsimile Transmissions.  This Agreement may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Agreement may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.
10. Patriot Act Notice. Administrative Agent, each Lender and Bank of America (for itself and not on behalf of any other party) hereby notifies each Borrower, each Guarantor, each other Covered Person and each of their Subsidiaries that, pursuant to the requirements of the USA Patriot Act, Title III of Pub. L. 107-56, signed into law October 26, 2001 (the “Act”), it is required to obtain, verify and record information that identifies each Borrower, each Guarantor, each other Covered Person and each of their Subsidiaries, which information includes the name and address of the Borrower, each Guarantor, each other Covered Person and each of their Subsidiaries and other information that will allow Administrative Agent, such Lender or Bank of America, as applicable, to identify the Borrower, each Guarantor, each other Covered Person and each of their Subsidiaries in accordance with the Act.
11. Incorporation By Reference.  Administrative Agent, the Lenders and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Agreement by this reference.
12. Statutory Notice — Insurance.
The following notice is given pursuant to Section 10 of the Collateral Protection Act set forth in Chapter 815 Section 180/1 of the Illinois Compiled Statutes (1996); nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:
UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS IN YOUR COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS. THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE COLLATERAL. YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT. IF WE PURCHASE INSURANCE FOR THE COLLATERAL, YOU WILL BE RESPONSIBLE FOR THE

COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.
13. Statutory Notice — Oral Commitments. Nothing contained in the following notice shall be deemed to limit or modify the terms of the Loan Documents:
ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.
Borrower acknowledges that there are no other agreements between Administrative Agent, Lenders, and Borrower, oral or written, concerning the subject matter of the Loan Documents, and that all prior agreements concerning the same subject matter, including any proposal or commitment letter, are merged into the Loan Documents and thereby extinguished.
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IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

LAYNE CHRISTENSEN COMPANY, a Delaware corporation
By:	/s/ Jerry W. Fanska
Jerry W. Fanska, Senior Vice President — Finance

BANK OF AMERICA, N.A. (as successor to LaSalle Bank National Association), as a Lender
Name:	/s/ Dianne M. Smith
Title: VP

BANK OF AMERICA, N.A. (as successor to LaSalle Bank National Association), as Administrative Agent
Name:	/s/ Dianne M. Smith
Title: VP

NATIONAL CITY BANK, as successor by merger to National City Bank of Indiana, as a Lender
By:
Name:
Title:

HARRIS N.A., as a Lender
By:	/s/ Joann L. Holman
	Name:	Joann L. Holman
	Title:	Managing Director

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as a Lender
By:	/s/ BL
	Name:	Brian E. Lemons
	Title:	Vice President

M&I MARSHALL & ILSLEY BANK, as a Lender
By:	/s/ Aaron M. Wiechman
	Name:	Aaron M. Wiechman
	Title:	AVP

M&I MARSHALL & ILSLEY BANK, as a Lender
By:	/s/ Michael H. Doyle
	Name:	Michael H. Doyle
	Title:	VP

FIRST BANK, as a Lender
By:	/s/ Brenda J. Laux
	Name:	Brenda J. Laux
	Title:	Executive Vice President

ALLIED IRISH BANKS, P.L.C., as a Lender
By:
Name:
Title:

By:
Name:
Title:

{end of signatures}

UNCONDITIONAL REAFFIRMATION OF GUARANTY
     This Unconditional Reaffirmation of Guaranty to Amendment No. 4 to Amended and Restated Loan Agreement is executed by each of the undersigned (individually, and collectively, and jointly and severally, “Guarantor”) and is dated as of March 31, 2009 (this “Reaffirmation”). Each Guarantor acknowledges and consents to all changes, terms and provisions set forth in the foregoing Amendment No. 4 to Amended and Restated Loan Agreement among the Borrower, Administrative Agent, and the Lenders of even date with this Reaffirmation (“Amendment No. 4”) and agrees that all such changes are in the best interests of the Borrower and Guarantor. In consideration of the financial accommodations granted and which may hereafter be granted to the Borrower by Administrative Agent and the Lenders, in consideration of Administrative Agent’s, the Issuing Lender’s and the Lenders’ reliance on each Unlimited Guaranty executed by each Guarantor in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders and the other Loan Documents to which Guarantor is a party, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Guarantor, irrevocably and unconditionally reaffirms each Unlimited Guaranty and the other Loan Documents to which it is a party and its continuing guarantee of the payment and performance of all current and future Loan Obligations. Guarantor agrees that the validity and enforceability of each Unlimited Guaranty and the other Loan Documents to which it is a party is not and shall not be affected in any way or manner by any of the changes, terms and provisions set forth in Amendment No. 4.
     Each Guarantor hereby acknowledges and confirms that (i) each Unlimited Guaranty and each other Loan Documents to which it is a party is in full force and effect, (ii) such Guarantor has no defenses to its obligations under each Unlimited Guaranty and the other Loan Documents to which it is a party, and (iii) such Guarantor has no claim against Administrative Agent, the Issuing Lender or any Lender arising from or in connection with the Loan Agreement or the other Loan Documents, and such Guarantor hereby releases and waives and discharges forever any such claims it may have against Administrative Agent, the Issuing Lender or any Lender arising from or in connection with the Loan Agreement, each Unlimited Guaranty or the other Loan Documents.
     Each Guarantor hereby represents and warrants to Administrative Agent, the Issuing Lender and each Lender as of the date hereof that (i) this Reaffirmation has been duly authorized by such Guarantor’s governing body, members or shareholders, as the case may be, (ii) no consents are necessary from any third person for such Guarantor’s execution, delivery or performance of this Reaffirmation which have not been obtained, and (iii) this Reaffirmation and all other Loan Documents to which it is a party constitutes the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms except as the enforcement thereof may be limited by bankruptcy, insolvency or other laws related to creditors rights generally or by the application of equity principles.
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BOYLES BROS. DRILLING COMPANY,
a Utah corporation

CHRISTENSEN BOYLES CORPORATION,
a Delaware corporation

INTERNATIONAL DIRECTIONAL SERVICES, LLC,
a Delaware limited liability company

LAYNE TEXAS, INCORPORATED,
a Delaware corporation

MID-CONTINENT DRILLING COMPANY,
a Delaware corporation

SHAWNEE OIL & GAS, L.L.C.,
a Delaware limited liability company

STAMM-SCHEELE INCORPORATED,
a Louisiana corporation

VIBRATION TECHNOLOGY, INC.,
a Delaware corporation

LAYNE ENERGY, INC., a Delaware corporation

LAYNE ENERGY CHERRYVALE, LLC,
a Delaware limited liability company

LAYNE ENERGY CHERRYVALE PIPELINE, LLC,
a Delaware limited liability company

LAYNE ENERGY DAWSON, LLC,
a Delaware limited liability company

LAYNE ENERGY DAWSON PIPELINE, LLC,
a Delaware limited liability company

WINDSOR RESOURCES, LLC,
a Delaware limited liability company, formerly
known as Layne Energy Illinois, LLC,

WINDSOR RESOURCES PIPELINE, LLC,
a Delaware limited liability company, formerly
known as Layne Energy Illinois Pipeline, LLC

LAYNE ENERGY MARKETING, LLC,
a Delaware limited liability company

LAYNE ENERGY OPERATING, LLC,
a Delaware limited liability company

LAYNE ENERGY OSAGE, LLC,
a Delaware limited liability company

LAYNE ENERGY PIPELINE, LLC,
a Delaware limited liability company

LAYNE ENERGY PRODUCTION, LLC,
a Delaware limited liability company

LAYNE ENERGY RESOURCES, INC.,
a Delaware corporation

LAYNE ENERGY SYCAMORE, LLC,
a Delaware limited liability company

LAYNE ENERGY SYCAMORE PIPELINE, LLC,
a Delaware limited liability company

LAYNE WATER DEVELOPMENT AND
STORAGE, LLC,
a Delaware limited liability company

CHERRYVALE PIPELINE, LLC,
a Kansas limited liability company

REYNOLDS, INC.,
an Indiana corporation

INLINER TECHNOLOGIES, LLC,
an Indiana limited liability company

LINER PRODUCTS, LLC,
an Indiana limited liability company

REYNOLDS INLINER, LLC,
an Indiana limited liability company

REYNOLDS TRANSPORT CO.,
an Indiana corporation

COLLECTOR WELLS INTERNATIONAL, INC.,
an Ohio corporation

INTERNATIONAL WATER CONSULTANTS, INC.,
an Ohio corporation

INLINER AMERICAN, INC., a Delaware corporation formerly known as American Water Services Underground Infrastructure, Inc.

MAG CON, INC., a Louisiana corporation MEADORS CONSTRUCTION CO., INC., a Florida corporation
By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Vice President

LAYNE DRILLING PTY LTD,
an Australian company

LAYNE CHRISTENSEN AUSTRALIA PTY LTD,
an Australian company

STANLEY MINING SERVICES PTY LTD,
an Australian company

SMS HOLDINGS PTY LTD,
an Australian company

WEST AFRICAN HOLDINGS PTY LTD,
an Australian company

WEST AFRICAN DRILLING SERVICES PTY LTD,
an Australian company

WEST AFRICAN DRILLING SERVICES (NO. 2) PTY
LTD, an Australian company

STANLEY MINING SERVICES (BOTSWANA) PTY
LTD., a Botswana, Africa entity, formerly known as
Whitfield (Pty) Ltd.

By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Director

Exhibit A
Documents and Requirements
1.	Amendment No. 4 to Amended and Restated Loan Agreement.

2.	Reaffirmation of Guaranty.

3.	Amendment to Master Shelf Agreement for the Term Indebtedness.